                                    SBL FUND

                                   PROSPECTUS

                                   MAY 1, 2000
                        AS SUPPLEMENTED DECEMBER 8, 2000

                           o  Series D (Global Series)

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             The  Securities   and  Exchange   Commission  has  not
             approved or  disapproved  these  securities  or passed
             upon the accuracy or adequacy of this prospectus.  Any
             representation to the contrary is a criminal offense.
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                                                [SDI LOGO]
                                                SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

                               TABLE OF CONTENTS
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INVESTMENT OBJECTIVE

Described  below is the  investment  objective for Series D. SBL Fund's Board of
Directors may change the investment objective without shareholder approval.

As with any  investment,  there can be no guarantee that the Series will achieve its objective.

SERIES D (GLOBAL SERIES) -- Series D seeks long-term growth of capital primarily through  investment  in common  stocks and  equivalents  of companies in foreign countries and the United States.

PRINCIPAL INVESTMENT STRATEGIES

Series D pursues its objective by investing,  under normal  circumstances,  in a diversified  portfolio of securities with at least 65% of its total assets in at least  three  countries,  one of which  may be the  United  States.  The  Series primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented  companies  considered to have appreciation  possibilities.  The
Series may actively trade its  investments  without regard to the length of time they have been owned by the Series.  Investments in debt  securities may be made in uncertain market conditions.

The Sub-Adviser,  OppenheimerFunds,  Inc., uses a disciplined  theme approach to choose securities in foreign and U.S. markets.  By considering the effect of key worldwide  growth trends,  OppenheimerFunds  focuses on areas they believe offer some of the best opportunities for long-term growth.  These trends include:  (1)
the growth of mass  affluence;  (2) the  development  of new  technologies;  (3)
corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

o  Stocks of small, medium and large growth-oriented companies worldwide

o  Companies that stand to benefit from global growth trends

o  Businesses  with  strong  competitive  positions  and high  demand  for their products or services

o  Cyclical  opportunities  in the business cycle and sectors or industries that may benefit from those opportunities.

To  lower  the  risks  of  foreign  investing,  such as  currency  fluctuations,
OppenheimerFunds diversifies broadly across countries and industries. The Series can buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities  prices and foreign  currencies  and to adjust its exposure to certain markets.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash,  repurchase  agreements  and money market  instruments of foreign or domestic countries and the U.S. and foreign governments. Although the
Series would do this only in seeking to avoid  losses,  the Series may be unable to pursue its  investment  objective  during that time,  and it could reduce the benefit from any upswing in the market.

MAIN RISKS

The following chart  indicates which main risks apply to Series D. However,  the fact that a particular  risk is not  indicated as a main risk does not mean that the Series is prohibited from investing its assets in securities which give rise to that risk.  It simply  means that the risk is not a main risk for the Series.
For example,  the risk of investing in smaller companies is not listed as a main risk for Series D. This does not mean that Series D is prohibited from investing in smaller companies,  only that the risk of smaller companies is not one of the main risks  associated  with Series D. The Portfolio  Manager for the Series has considerable leeway in choosing investment  strategies and selecting  securities that he or she believes will help the Series achieve its  investment  objective.
In seeking to meet its investment objective,  the Series' assets may be invested in any type of security  or  instrument  whose  investment  characteristics  are consistent with the Series' investment program.

                -----------------------------------------------
                                                       SERIES D
                -----------------------------------------------
                Market Risk                               X
                -----------------------------------------------
                Smaller Companies
                -----------------------------------------------
                Value Stocks
                -----------------------------------------------
                Growth Stocks                             X
                -----------------------------------------------
                Foreign Securities                        X
                -----------------------------------------------
                Emerging Markets                          X
                -----------------------------------------------
                Options and Futures                       X
                -----------------------------------------------
                Short Sales
                -----------------------------------------------
                Active Trading                            X
                -----------------------------------------------
                Interest Rate Risk
                -----------------------------------------------
                Credit Risk
                -----------------------------------------------
                Prepayment Risk
                -----------------------------------------------
                Mortgage-Backed Securities
                -----------------------------------------------
                Restricted Securities
                -----------------------------------------------
                High Yield Securities
                -----------------------------------------------
                Interest Rate Swap Agreements
                -----------------------------------------------
                Social Investing
                -----------------------------------------------
                Focused Investment Strategy
                -----------------------------------------------
                Non-Diversification
                -----------------------------------------------
                Industry Concentration
                -----------------------------------------------
                Investment in Investment Companies
                -----------------------------------------------
                Technology Stocks
                -----------------------------------------------

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Your  investment  in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.  The value of an  investment  in the Series  will go up and down,  which means investors could lose money.
--------------------------------------------------------------------------------

MARKET RISK -- While stocks have historically been a leading choice of long-term investors,  they  fluctuate  in  price.  Their  prices  tend to  fluctuate  more dramatically  over the shorter  term than do the prices of other asset  classes.
These movements may result from factors affecting individual companies,  or from broader influences like changes in interest rates,  market conditions,  investor confidence or announcements of economic, political or financial information here or abroad.

GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks,  investments in growth stocks may lack the dividend  yield that can cushion  stock prices in market  downturns.  Growth companies  often are expected to increase  their  earnings at a certain rate. If expectations are not met,  investors can punish the stocks,  even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities  involves additional risks such as currency  fluctuations,  differences in financial reporting standards, a lack of adequate company information and political or economic instability.  The risks may be particularly acute in underdeveloped capital markets.

RISKS OF  CONVERSION  TO EURO.  On  January  1, 1999,  eleven  countries  in the
European  Monetary Union adopted the euro as their official  currency.  However, their current  currencies (for example,  the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries.  A common currency is expected to provide some benefits in those markets,  by  consolidating  the government  debt market for those countries and reducing some currency risks and costs.  However, the  conversion to the new currency  could have a negative  impact on the Series operationally.  The exact impact is not known,  but it could affect the value of some of the Series holdings and increase its operational costs.

EMERGING  MARKETS -- All of the risks of  investing  in foreign  securities  are heightened  by investing in  developing  countries  and  emerging  markets.  The markets of developing  countries  historically  have been more volatile than the markets of developed  countries with mature economies.  These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS  AND  FUTURES -- Options  and  futures  may be used to hedge the Series'
portfolio,  to gain exposure to a market without buying individual securities or to increase returns.  There is the risk that such practices sometimes may reduce returns or  increase  volatility.  These  practices  also  entail  transactional expenses.

ACTIVE TRADING -- Active  trading  involves  higher  expenses  including  higher brokerage commissions.

ADDITIONAL  INFORMATION -- For more information about the investment  program of the Series, including additional information about the risks of certain types of investments,  please see the  "Investment  Policies  and  Management  Practices"
section of the prospectus.

PAST PERFORMANCE

The charts and tables on the following page provide some indication of the risks of investing in the Series by showing  changes in the Series'  performance  from year to year and by showing how the Series'  average  annual total  returns have compared  to those of broad  measures  of market  performance.  The  performance figures on the following pages do not reflect fees and expenses  associated with an investment in variable  insurance  products  offered by Security Benefit Life
Insurance Company.  Shares of the Series are available only through the purchase of such products. As with all mutual funds, past performance is not a prediction of future results.

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SERIES D (GLOBAL SERIES)
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

   1990    1991    1992    1993    1994   1995    1996    1997   1998    1999
   ----    ----    ----    ----    ----   ----    ----    ----   ----    ----
  -22.7%   12.7%   -2.6%   31.6%   2.7%   10.9%   17.5%   6.5%   20.1%   53.7%

       ------------------------------------------------------------------
       HIGHEST AND LOWEST RETURNS
       (QUARTERLY 1990-1999)
       ------------------------------------------------------------------
                                                          QUARTER ENDED
       Highest                            34.9%         December 31, 1999
       Lowest                            -10.5%        September 30, 1998
       ------------------------------------------------------------------

       ------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS
       (THROUGH DECEMBER 31, 1999)
       ------------------------------------------------------------------
                                             PAST       PAST       PAST
                                            1 YEAR    5 YEARS    10 YEARS
       Series D..........................    53.7%     20.7%      11.4%
       MSCI..............................    25.3%     20.2%      12.0%
       Lehman Brothers High Yield Index..     2.4%      9.3%      10.7%
       ------------------------------------------------------------------

INVESTMENT MANAGER

Security Management Company, LLC, 700 SW Harrison Street,  Topeka, Kansas 66636,
is the Series' Investment Manager. On December 31, 1999, the aggregate assets of all of the  mutual  funds  under the  investment  management  of the  Investment
Manager were approximately $6.3 billion.

The  Investment  Manager has  engaged  OppenheimerFunds,  Inc.,  Two World Trade
Center,  New York, New York 10048, to provide  investment  advisory  services to
Series  D.  OppenheimerFunds,  Inc.,  (including  subsidiaries  and  affiliates)
managed more than $120 billion in assets as of March 31, 2000,  including  other mutual funds with more than five million shareholder accounts.

The  Investment  Manager and the Series have  received from the  Securities  and
Exchange Commission an exemptive order for a multi-manager structure that allows the Investment  Manager to hire, replace or terminate  sub-advisors  without the approval of shareholders. The order also allows the Investment Manager to revise a  sub-advisory  agreement  with the  approval  of Fund  Directors,  but without shareholder approval.  If a new sub-advisor is hired,  shareholders will receive information  about the new sub-advisor  within 90 days of the change.  The order allows the Series to operate more efficiently and with greater flexibility.  The
Investment Manager provides the following  oversight and evaluation  services to the Series, which uses a sub-advisor:

o  performing initial due diligence on prospective sub-advisors for the Series
o  monitoring the performance of the sub-advisors
o  communicating performance expectations to the sub-advisors
o  ultimately  recommending  to the Board of Directors  whether a  sub-advisor's contract should be renewed, modified or terminated.

The  Investment  Manager  does not  expect  to  recommend  frequent  changes  of sub-advisors.  Although the Investment  Manager will monitor the  performance of the  sub-advisors,  there is no certainty  that any  sub-advisor  or Series will obtain favorable results at any given time.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by the Series during the last fiscal year, except as otherwise indicated.

               -------------------------------------------------
               MANAGEMENT FEES
               (expressed as a percentage of average net assets)
               -------------------------------------------------
               Series D................................... 1.00%
               -------------------------------------------------

The Investment Manager may waive its management fee to limit the total operating expenses of the Series to a specified  level.  The  Investment  Manager also may reimburse expenses of the Series from time to time to help maintain  competitive expense ratios.  These  arrangements  are voluntary and may be terminated at any time.

PORTFOLIO  MANAGER -- WILLIAM L. WILBY,  Senior Vice  President  and Director of
International  Equities of OppenheimerFunds,  became manager of Series D (Global
Series) in  November  1998.  Prior to  joining  Oppenheimer  in 1991,  he was an international  investment  strategist at Brown Brothers  Harriman & Co. Prior to
Brown Brothers,  Mr. Wilby was a managing  director and portfolio manager at AIG
Global  Investors.  He joined AIG from Northern Trust Bank in Chicago,  where he was an international  pension  manager.  Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust
Bank and at the Federal Reserve Bank in Chicago.  Mr. Wilby is a graduate of the
United States  Military  Academy and holds an M.A. and a Ph.D. in  International
Monetary Economics from the University of Colorado.  He is a Chartered Financial
Analyst.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance  Company  purchases shares of the Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells  shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. A Series' NAV is generally calculated  as of the close of trading on every day the New York Stock  Exchange is open.

The Fund may suspend the right of  redemption  during any period when trading on the New York Stock  Exchange is  restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BROKERAGE ENHANCEMENT PLAN

The Fund has adopted,  in accordance with the provisions of Rule 12b-1 under the
Investment Company Act of 1940, a Brokerage  Enhancement Plan (the "Plan").  The
Plan uses available  brokerage  commissions to promote the sale and distribution of Fund shares  (through the sale of variable  insurance  products funded by the
Fund).

Under the Plan, the Fund may direct the  Investment  Manager or a sub-advisor to use certain broker-dealers for securities transactions.  (The duty of best price and execution  still applies to these  transactions.)  These are  broker-dealers that have agreed either (1) to pay a portion of their  commission  from the sale and purchase of  securities  to the  Distributor  or other  introducing  brokers
("Brokerage  Payments"),  or (2)  to  provide  brokerage  credits,  benefits  or services ("Brokerage Credits").  The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and  administrative costs) to finance  activities that are meant to result in the sale of the Fund's shares, including:

o  holding or participating in seminars and sales meetings promoting the sale of the Fund's shares
o  paying marketing fees requested by broker-dealers who sell the Fund
o  training sales personnel
o  creating and mailing advertising and sales literature
o  financing  any other  activity  that is intended to result in the sale of the
   Fund's shares.

The Plan  permits the  Brokerage  Payments and Credits  generated by  securities transactions from one Series of the Fund to inure to the benefit of other Series as well.  The Plan is not expected to increase the brokerage  costs of the Fund.
For more  information  about the Plan,  please read the "Allocation of Portfolio
Brokerage" section of the Statement of Additional Information.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

The Series pays its  shareholders  dividends  from net  investment  income,  and distributes any net capital gains that it has realized, at least annually.  Such dividends and  distributions  will be  reinvested  in  additional  shares of the
Series.

You may purchase shares of the Series only indirectly  through the purchase of a variable annuity or variable life insurance  contract issued by Security Benefit
Life Insurance  Company.  The  prospectus for such variable  annuity or variable life insurance  contract describes the federal tax consequences of your purchase or sale of the contract.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of the Series is computed as of the close of regular  trading hours on the New York Stock Exchange  (normally 3 p.m.  Central time) on days when the  Exchange is open.  The  Exchange is open Monday  through
Friday, except on observation of the following holidays:  New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial Day,  Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

The Series' NAV is generally  based upon the market value of securities  held in the Series'  portfolio.  If market prices are not  available,  the fair value of securities  is  determined  using  procedures  approved  by the Fund's  Board of
Directors.

Foreign  securities  are valued based on quotations  from the primary  market in which they are  traded,  and are  converted  from the local  currency  into U.S.
dollars using current  exchange  rates.  Foreign  securities  may trade in their primary  markets on  weekends  or other days when the Series  does not price its shares.  Therefore,  the NAV of the Series may change on days when  shareholders will not be able to buy or sell shares of the Series.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to obtain  additional  information,  you may write to SBL Fund,  700 SW Harrison
Street,  Topeka,  Kansas  66636-0001,  or call (785) 431-3127 or 1-800-888-2461, extension 3127.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in its  portfolios  and the various kinds of management  practices that may be  used  in the  portfolio.  The  Series'  holdings  of  certain  types  of investments cannot exceed a maximum  percentage of net assets.  These percentage limitations are set forth in the Statement of Additional Information.  While the percentage  limitations  provide  a  useful  level  of  detail  about a  Series'
investment  program,  they  should  not be  viewed as an  accurate  gauge of the potential  risk  of  the  investment.  For  example,  in a  given  period,  a 5%
investment in futures contracts could have a significantly greater impact on the
Series'  share price than its  weighting in the  portfolio.  The net effect of a particular  investment  depends on its  volatility  and the size of its  overall return in relation to the  performance of all of the Series' other  investments.
The Portfolio Manager has considerable leeway in choosing investment  strategies and selecting  securities  he or she believes  will help the Series  achieve its objective. In seeking to meet its investment objective, the Series may invest in any  type  of  security  or  instrument  whose  investment  characteristics  are consistent with the Series' investment program.

The Series is subject to certain  investment policy  limitations  referred to as
"fundamental  policies."  The  fundamental  policies can not be changed  without shareholder  approval.  Please refer to the Statement of Additional  Information for a complete list of the fundamental  policies  applicable to the Series. Some of the more important  fundamental  policies are outlined below. The Series will not:

o  with respect to 75% of its total assets,  invest more than 5% of the value of its  assets  in  any  one  issuer  other  than  the  U.S.  Government  or its instrumentalities

o  with  respect  to 75% of its  total  assets,  purchase  more  than 10% of the outstanding  voting  securities  of  any  one  issuer  other  than  the  U.S.
   Government or its instrumentalities

o  invest 25% or more of its total assets in any one industry.

The full text of the Series'  fundamental  policies is included in the Statement of Additional Information.

The following  pages describe some of the  investments  which may be made by the
Series, as well as some of its management practices.

CONVERTIBLE  SECURITIES AND WARRANTS -- Series D may invest in debt or preferred equity  securities  convertible  into, or exchangeable  for, equity  securities.
Traditionally,  convertible  securities have paid dividends or interest at rates higher  than  common  stocks  but lower  than  nonconvertible  securities.  They generally  participate in the  appreciation  or  depreciation  of the underlying stock into which they are convertible,  but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with  options and other  features.  Warrants  are options to buy a stated
number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

FOREIGN  SECURITIES  --  Foreign  investments  involve  certain  special  risks, including,  but not limited  to, (i)  unfavorable  changes in currency  exchange rates;  (ii) adverse  political and economic  developments;  (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi)
higher operational expenses.

Foreign investments are normally issued and traded in foreign  currencies.  As a result,  their values may be affected by changes in the exchange  rates  between particular  foreign currencies and the U.S. dollar.  Foreign  investments may be subject  to  the  risks  of  seizure  by a  foreign  government,  imposition  of restrictions  on  the  exchange  or  transport  of  foreign  currency,  and  tax increases. There may also be less information publicly available about a foreign company than about most U.S.  companies,  and foreign  companies are usually not subject to accounting,  auditing and financial reporting standards and practices comparable to those in the United  States.  The legal  remedies for investors in foreign  investments  may be more  limited  than those  available  in the United
States.  Certain foreign investments may be less liquid (harder to buy and sell)
and more volatile than domestic investments, which means the Series may at times be unable to sell its foreign  investments  at  desirable  prices.  For the same reason,  the  Series  may at  times  find it  difficult  to  value  its  foreign investments.  Brokerage  commissions  and other  fees are  generally  higher for foreign investments than for domestic investments.  The procedures and rules for settling foreign  transactions  may also involve delays in payment,  delivery or recovery  of money or  investments.  Foreign  withholding  taxes may  reduce the amount of income available to distribute to shareholders of the Series.

EMERGING  MARKETS -- Series D may invest in emerging market foreign  securities.
The risks  associated with foreign  investments are typically  increased in less developed and developing countries,  which are sometimes referred to as emerging markets.  For example,  political and economic structures in these countries may be young and developing  rapidly,  which can cause instability.  These countries are also more  likely to  experience  high  levels of  inflation,  deflation  or currency  devaluation,  which could hurt their economies and securities markets.
For  these  and  other  reasons,  investments  in  emerging  markets  are  often considered speculative.

SMALLER  COMPANIES  -- Series D may invest in small or medium  sized  companies.
Small- or medium-sized  companies are more likely than larger  companies to have limited product lines, markets or financial resources,  or to depend on a small, inexperienced  management  group.  Stocks  of these  companies  may  trade  less frequently  and in limited  volume,  and their  prices may  fluctuate  more than stocks of other  companies.  Stocks of these  companies  may  therefore  be more vulnerable to adverse developments than those of larger companies.

RESTRICTED  SECURITIES  --  Series  D  may  invest  in  restricted   securities.
Restricted  securities cannot be sold to the public without  registration  under the Securities Act of 1933 ("1933 Act"). Unless registered for sale,  restricted securities can be sold only in privately negotiated  transactions or pursuant to an exemption from registration.  Restricted  securities are generally considered
illiquid  and,  therefore,   subject  to  the  Series'  limitation  on  illiquid
securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized  from  these  sales  could be less than  those  originally  paid by the
Series.  In  particular,  Rule 144A  Securities  may be resold only to qualified institutional  buyers in accordance  with Rule 144A under the  Securities Act of
1933.  Rule 144A  permits  the  resale to  "qualified  institutional  buyers" of
"restricted  securities"  that,  when  issued,  were  not of the  same  class as securities  listed on a U.S.  securities  exchange  or  quoted  in the  National
Association of Securities  Dealers  Automated  Quotation  System (the "Rule 144A
Securities").  A  "qualified  institutional  buyer"  is  defined  by  Rule  144A generally as an  institution,  acting for its own account or for the accounts of other qualified  institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $100  million  in  securities  of  issuers  not affiliated  with the  institution.  A dealer  registered  under  the  Securities
Exchange  Act of 1934 (the  "Exchange  Act"),  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $10 million in securities of issuers not  affiliated  with the dealer may also  qualify as a qualified  institutional buyer,  as well as an  Exchange  Act  registered  dealer  acting  in a  riskless principal transaction on behalf of a qualified institutional buyer.

Investing in Rule 144A Securities and other restricted securities could have the effect of  increasing  the amount of the  Series'  assets  invested  in illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

HIGH YIELD  SECURITIES -- Series D may invest in high yield  securities.  Higher yielding  debt  securities in the lower rating  (higher risk)  categories of the recognized  rating services are commonly  referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate  more than the total return and yield of  higher-quality  bonds. Junk bonds (those rated below BBB or in  default)  are  regarded as  predominantly  speculative  with  respect to the issuer's continuing ability to meet principal and interest payments.  Successful investment in lower-medium-  and low-quality  bonds involves greater  investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds.  Because objective pricing data may be less  available,  judgment may play a greater role in the  valuation process.  In  addition,  the entire junk bond market can  experience  sudden and sharp price  swings due to a variety of factors,  including  changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.  This type of volatility  is usually  associated  more with stocks  than bonds,  but junk bond investors should be prepared for it.

HARD ASSET  SECURITIES -- Series D as part of its investment  program may invest in hard asset securities. Hard Asset Securities are equity securities of issuers which  are  directly  or  indirectly  engaged  to a  significant  extent  in the exploration,  development  or  distribution  of one or  more  of the  following:
precious metals;  ferrous and non-ferrous metals; gas, petroleum,  petrochemical and/or other  commodities  (collectively,  "Hard  Assets").  The  production and marketing of Hard Assets may be affected by actions and changes in  governments.
In addition,  Hard Asset securities may be cyclical in nature. During periods of economic or financial  instability,  the securities of some Hard Asset companies may be subject to broad price fluctuations,  reflecting the volatility of energy and basic  materials  prices and the possible  instability  of supply of various
Hard Assets.  In addition,  some Hard Asset companies also may be subject to the risks generally  associated with  extraction of natural  resources,  such as the risks of mining and oil drilling,  and the risks of the hazard  associated  with natural resources, such as fire, drought, increased regulatory and environmental costs,  and  others.  Securities  of Hard Asset  companies  may also  experience greater price  fluctuations  than the relevant Hard Asset.  In periods of rising
Hard Asset prices,  such securities may rise at a faster rate, and,  conversely, in times of falling  Hard Asset  prices,  such  securities  may suffer a greater price decline.

FUTURES  AND  OPTIONS  -- Series D may  utilize  futures  contracts,  options on futures and may purchase  call and put options and write call and put options on a "covered"  basis.  Futures (a type of potentially  high-risk  derivative)  are often used to manage or hedge risk  because  they enable the  investor to buy or sell an asset in the future at an agreed-upon  price.  Options  (another type of potentially  high-risk  derivative)  give the  investor  the  right  (where  the investor  purchases the options),  or the obligation  (where the investor writes
(sells) the options),  to buy or sell an asset at a  predetermined  price in the future. Series D may also engage in forward foreign currency transactions. These instruments  may be bought  or sold for any  number of  reasons,  including:  to manage  exposure  to changes in  securities  prices and foreign  currencies,  to manage exposure to changes in interest rates,  and bond prices;  as an efficient means of adjusting overall exposure to certain markets;  in an effort to enhance income;  to protect the value of portfolio  securities;  and to adjust portfolio duration.  Futures  contracts and options may not always be  successful  hedges;
their prices can be highly  volatile.  Using them could lower the Series'  total return,  and the  potential  loss from the use of futures can exceed the Series'
initial investment in such contracts.

HYBRID INSTRUMENTS -- Series D may invest in hybrid instruments.  Certain hybrid
instruments   (which  are  derivatives)  can  combine  the   characteristics  of
securities,  futures and options. For example, the principal amount,  redemption or conservation terms of a security could be related to the market price of some commodity,  currency or securities  index. The risks of such  investments  would reflect the risks of investing  in futures,  options and  securities,  including volatility and  illiquidity.  Such securities may bear interest or pay dividends at below market (or even relatively  nominal) rates.  Under certain  conditions, the  redemption  value of such an  investment  could be zero.  Hybrids  can have volatile  prices and  limited  liquidity  and their use by the Series may not be successful.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- Series D may purchase or sell  securities on a when issued,  forward  commitment  or delayed  delivery basis. The price of "when issued,"  "forward  commitment" or "delayed  delivery"
securities  is fixed at the time of the  commitment  to buy,  but  delivery  and payment can take place a month or more later.  During the  interim  period,  the market value of the  securities can  fluctuate,  and no interest  accrues to the purchaser.  At the time of delivery,  the value of the securities may be more or less than the purchase or sale price.  When the Series  purchases  securities on this basis,  there is a risk that the  securities  may not be delivered and that the Series may incur a loss.

CASH RESERVES -- Cash reserves maintained by the Series may include domestic and foreign money market instruments as well as certificates of deposit, bank demand accounts  and  repurchase  agreements.  The Series may  establish  and  maintain reserves as the Sub-Advisor believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions,  expenses and, purchases of portfolio securities)
or for temporary, defensive purposes.

SHARES OF OTHER  INVESTMENT  COMPANIES  -- Series D may  invest in the shares of other investment companies. The Series' investment in shares of other investment companies  may not exceed  immediately  after  purchase 10% of the Series' total assets and no more than 5% of its total  assets may be invested in the shares of any one  investment  company.  Investment  in the  shares  of  other  investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

BORROWING -- Borrowings may be collateralized  with Series assets. To the extent that the Series purchases securities while it has outstanding borrowings,  it is using  leverage,  i.e.,  using borrowed funds for  investment.  Leveraging  will exaggerate  the effect on net asset  value of any  increase  or  decrease in the market value of the Series'  portfolio.  Money borrowed for  leveraging  will be subject to interest  costs that may or may not be recovered by  appreciation  of the securities purchased; in certain cases, interest costs may exceed the return received  on the  securities  purchased.  The  Series  also may be  required  to maintain  minimum average balances in connection with such borrowing or to pay a commitment  or  other  fee to  maintain  a  line  of  credit;  either  of  these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING -- For purposes of realizing additional income,  Series D may lend its  portfolio  securities  to  certain  borrowers.  Any such  loan will be continuously  secured by  collateral at least equal to the value of the security loaned. The risks in lending portfolio  securities,  as with other extensions of credit,  consist of possible delay in receiving additional  collateral or in the recovery of the securities or possible loss of rights in the  collateral  should the borrower  fail  financially.  Loans will only be made to firms deemed by the
Investment  Manager to be of good  standing and will not be made unless,  in the judgment of the Investment  Manager,  the  consideration  to be earned from such loans would justify the risk.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand the Series'
financial  performance during the past five years.  Certain information reflects financial  results for a single  Series  share.  The total  returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series  assuming  reinvestment of all dividends and  distributions.  This information has been derived from financial statements that have been audited by
Ernst & Young LLP, whose report, along with the Fund's financial statements,  is included in its annual report, which is available upon request.

------------------------------------------------------------------------------------------
SERIES D
------------------------------------------------------------------------------------------
                                                 FISCAL YEAR ENDED DECEMBER 31
                                      ----------------------------------------------------
                                        1999       1998       1997       1996       1995
                                        ----       ----       ----       ----       ----
PER SHARE DATA
Net asset value beginning of period    $ 6.74     $ 6.14     $ 6.14     $ 5.56     $ 5.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).......      0.02       0.03       0.04       0.03       0.05
Net gain (loss) on securities
  (realized & unrealized)..........      3.29       1.18       0.38       0.93       0.50
                                        -----      -----      -----      -----      -----
Total from investment operations...      3.31       1.21       0.42       0.96       0.55

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)...............       ---      (0.09)     (0.13)     (0.20)       ---
Distributions (from realized gains)     (0.97)     (0.52)     (0.29)     (0.18)     (0.06)
                                        -----      -----      -----      -----      -----
Total distributions................     (0.97)     (0.61)     (0.42)     (0.38)     (0.06)
                                        -----      -----      -----      -----      -----
Net asset value end of period......    $ 9.08     $ 6.74     $ 6.14     $ 6.14     $ 5.56
                                        =====      =====      =====      =====      =====
Total return (a)...................      53.7%      20.1%       6.5%      17.5%      10.9%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)...............   $525,748   $349,794   $285,782   $247,026   $177,781
Ratio of expenses to
  average net assets...............      1.21%      1.26%      1.24%      1.30%      1.31%
Ratio of net investment income
  (loss) to average net assets.....      0.32%      0.92%      0.74%      0.74%      0.90%
Portfolio turnover rate............        76%       166%       129%       115%       169%
------------------------------------------------------------------------------------------

(a)  Total  return  does not take into  account  any of the  expenses  associated  with an investment in variable  insurance products offered by Security Benefit Life Insurance
     Company.  Shares of the  Series are  available  only  through  the  purchase  of such products.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE-- Call 1-800-888-2461.

BY MAIL-- Write to:
Security Management Company, LLC
700 SW Harrison
Topeka, KS 66636-0001

ON THE  INTERNET -- Reports and other  information  about the Fund can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional  information  about the Fund  (including  the Statement of Additional
Information)  can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference Room in Washington,  DC.  Information  about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic  request at the following  e-mail address:  publicinfo@sec.gov  or by
writing  the  Public  Reference  Section  of  the  Commission,   Washington,  DC
20549-0102.
--------------------------------------------------------------------------------

The Fund's  prospectus  is to be used with the  applicable  variable  annuity or variable life insurance product  prospectus.  Series D corresponds to the global subaccount offered in such prospectuses.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual  reports to  shareholders.  In the Fund's annual  report,  you will find a discussion of the market  conditions and investment  strategies that  significantly  affected the Fund's  performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  -- The Fund's  Statement  of  Additional
Information and the Fund's annual or semi-annual  report are available,  without
charge  upon  request  by  calling  the  Fund's   toll-free   telephone   number
1-800-888-2461,  extension 3127.  Shareholder  inquiries  should be addressed to
SMC, LLC, 700 SW Harrison Street,  Topeka, Kansas 66636-0001,  or by calling the
Fund's  toll-free  telephone  number  listed  above.  The  Fund's  Statement  of
Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

                           SBL Fund.......   811-02753

                                  www.securitybenefit.com
                                  [SDI LOGO]
                                  SECURITY DISTRIBUTORS, INC.
                                  A Member of The Security Benefit
                                  Group of Companies
                                  700 SW Harrison St., Topeka, Kansas 66636-0001